UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

DUNDEEWEALTH FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUNDEEWEALTH FUNDS

August 23, 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Dynamic Infrastructure Fund (the “Fund”) a series of DundeeWealth Funds (the “Trust”) to vote on the approval of a change to the Fund’s fundamental investment limitation on industry concentration.

At a meeting held on July 21, 2011, the Board of Trustees of the Trust approved changing the Fund’s name to the Dynamic Canadian Equity Income Fund.  Consistent with the change to the Fund’s name, the Board approved changes to the Fund’s investment objective and investment strategy.  Under the new investment strategy, the Fund would no longer concentrate its investments, that is, invest more than 25% of its assets, in infrastructure and infrastructure-related industries.  Changing this concentration policy requires shareholder approval.  Accordingly, the Trust is seeking the vote of the Fund’s shareholders regarding the approval of a change to the Fund’s fundamental investment limitation relating to industry concentration.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal that requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund.  The Trust’s Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  In person: Attend the special shareholder meeting on September 16, 2011.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the special shareholder meeting, we may contact you.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Peter Moran
President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The Dynamic Infrastructure Fund (the “Fund”) currently concentrates, that is, it invests more than 25% of its assets, in the infrastructure and infrastructure-related industries.  The Fund wishes to no longer concentrate its investments in this manner.  You are being asked to vote on a proposal to change the Fund’s fundamental investment limitation on industry concentration by eliminating the requirement and ability to concentrate its investments in the infrastructure and infrastructure-related industries.  Approval of this proposal will permit the sub-adviser to the Fund, Goodman & Company NY, Ltd. (the “Sub-Adviser”), to invest more of the Fund’s assets in securities outside of the infrastructure and infrastructure-related industries.  The members of the Board of Trustees of DundeeWealth Funds (the “Trust”), including the Independent Trustees, recommend that you vote FOR the approval of the change in the Fund’s fundamental investment limitation on industry concentration.

Q.  Will the change in the Fund’s fundamental investment limitation change the way the Fund is managed?

A.  Yes, if approved by shareholders, the Fund will no longer be able to concentrate its assets in any one industry—that is, the Fund will not be able to purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  Currently, the Fund invests, under normal market conditions, at least 80% of its assets in infrastructure and infrastructure-related industries.  If the proposal is approved by shareholders, the Fund will not concentrate its investments in any one industry. However, the Fund will focus on Canadian equity securities in the energy, real-estate and infrastructure sectors.

Q.  How does the Trust’s Board of Trustees recommend that I vote?

A.  The members of the Trust’s Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the proposal.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No.  The Fund’s investment adviser, DundeeWealth US, LP (the “Adviser”), or an affiliate has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the offices of the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on September 16, 2011, at 9:00 a.m., Eastern time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

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Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone (automated service), using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact the Fund’s proxy soliciting agent at 1-877-708-3612.

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DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Dynamic Infrastructure Fund (the “Fund”) of DundeeWealth Funds (the “Trust”) will be held at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on September 16, 2011, at 9:00 a.m., Eastern time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

Proposal:  Approval of a change to the Fund’s fundamental investment limitation on industry concentration.

At a meeting held on July 21, 2011, the Board of Trustees of the Trust approved changing the Fund’s name to the Dynamic Canadian Equity Income Fund.  Consistent with the change to the Fund’s name, the Board approved changes to the Fund’s investment objective and investment strategy.  Under the new investment strategy, the Fund would no longer concentrate its investments, that is, invest more than 25% of its assets, in infrastructure and infrastructure-related industries.  Changing this concentration policy requires shareholder approval.  Accordingly, the Trust is seeking the vote of the Fund’s shareholders regarding the approval of a change to the Fund’s fundamental investment limitation relating to industry concentration.

The Trust’s Board of Trustees recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on August 10, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposal.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to the Proposal.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Amy Duling
Chairman

Berwyn, Pennsylvania
August 23, 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

August 23, 2011

DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of the DundeeWealth Funds (the “Trust”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the Dynamic Infrastructure Fund (the “Fund”) to be held on September 16, 2011, at 9:00 a.m., Eastern Time, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about August 23, 2011, or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Fund’s investment adviser, DundeeWealth US, LP (the “Adviser”), at www.dundeewealthus.com.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser or an affiliate.

A proxy card is enclosed with respect to the Shares you own in the Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The Meeting is being called to ask shareholders to vote on the approval of a change to the Fund’s fundamental investment limitation on industry concentration.  The shareholders of the Fund will vote together as a single class.

At a meeting held on July 21, 2011, the Board of Trustees of the Trust approved changing the Fund’s name to the Dynamic Canadian Equity Income Fund.  Consistent with the change to the Fund’s name, the Board approved changes to the Fund’s investment objective and investment strategy.  Under the new investment strategy, the Fund would no longer concentrate its investments, that is, invest more than 25% of its assets, in infrastructure and infrastructure-related industries.  Changing this concentration policy requires shareholder approval.  Accordingly, the Trust is seeking the vote of the Fund’s shareholders regarding the approval of a change to the Fund’s fundamental investment limitation relating to industry concentration to remove the requirement and ability to concentrate in companies in infrastructure and infrastructure-related industries.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For a free copy of the Fund’s annual report for the fiscal year ended September 30, 2010 or the Fund’s semi-annual report for the six months ended March 31, 2011 call 1-888-572-0968 or log-on to www.dundeewealthus.com.

INTRODUCTION

At a meeting held on July 21, 2011, the Board of Trustees of the Trust approved: (1) changing the Fund’s investment objective to seek high income and long-term capital appreciation (currently, the Fund’s investment objective is to seek long-term capital appreciation); (2) changing the Fund’s investment strategy such that it will invest at least 80% of its assets in the equity securities of companies located in Canada (the Fund’s investment strategy currently requires it to invest at least 80% of its assets, under normal market conditions, in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets); (3) changing the Fund’s fundamental investment limitation relating to industry concentration by eliminating the Fund’s requirement and ability to concentrate its investments in the infrastructure and infrastructure-related industries; and (4) changing the name of the Fund to the Dynamic Canadian Equity Income Fund.  For purposes of the Fund’s new investment strategy, the Fund defines companies that are located in Canada as companies that are incorporated or organized in Canada.  The Fund’s portfolio managers would remain unchanged.

Under the 1940 Act, the change in the name of the Fund as well as the change to the Fund’s investment objective do not require shareholder approval.  The change in the Fund’s principal investment strategy also does not require shareholder approval, but does require 60 days’ notice to Fund shareholders.  As such, a supplement to the Fund’s Statutory Prospectus, Summary Prospectus and SAI dated July 21, 2011 was distributed to shareholders.  The proposed change to the Fund’s fundamental investment limitation, however, must be approved pursuant to the 1940 Act by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The 1940 Act requires the Fund to adopt fundamental investment limitations with respect to several specific categories of investment activities, including the Fund’s ability to concentrate its investments in any particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the Securities and Exchange Commission (“SEC”) has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Fund currently concentrates its investments in the infrastructure and infrastructure-related industries.  If shareholders approve the proposed change to the Fund’s fundamental investment limitation, the Fund will no longer concentrate its investments in any particular industry or group of industries.  The Board of Trustees of the Trust recommend that Fund shareholders vote for approval of the proposed change to the Fund’s fundamental investment limitation on industry concentration.

PROPOSAL

APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION ON INDUSTRY CONCENTRATION

Certain investment limitations of the Fund are matters of fundamental policy and may not be changed without the approval of the Fund’s shareholders.  The Board of Trustees of the Trust recommends that the Fund’s fundamental investment limitation relating to industry concentration be amended as described below.  As a result of the proposed change, the Fund may be less susceptible to infrastructure industry-specific risks and will have greater flexibility in pursuing investment opportunities.  However, the Fund will also be less able to capitalize on future growth in the infrastructure and infrastructure-related industries.

If shareholders of the Fund approve the change in the Fund’s fundamental investment limitation on industry concentration, the restructuring of the Fund will commence on or about September 30, 2011.  The Adviser plans to reduce the Fund’s concentration in issuers in the infrastructure and infrastructure-related industries over a period of approximately one or two months.  If the proposed change in the Fund’s investment strategy is adopted, the Fund anticipates that it will sell most of the investments that it currently holds.  Because the aggregate unrealized gains in the Fund’s investments currently exceeds the aggregate unrealized losses in the Fund’s investments, the Fund may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund’s taxable distributions for the year in which the change in investment policy occurs.

The table below lists the Fund’s current investment limitation and the proposed replacement limitation.

Current Investment Limitation	Proposed Investment Limitation

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions the Fund will invest 25% or more of its total assets in companies in infrastructure and infrastructure related industries.

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

Discussion of Proposed Fundamental Investment Limitation

The Fund currently concentrates, that is, it invests more than 25% of its assets, in the infrastructure and infrastructure-related industries.  Shareholders are being asked to approve a revised policy whereby the Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  By revising this policy, the Fund may be less susceptible to infrastructure industry-specific risks.  However, the Fund will focus on Canadian equity securities in the energy, real estate and infrastructure sectors.

As noted above, the Board of Trustees of the Trust approved changes to the Fund’s name, investment objective and investment strategy.  If the proposal is approved, the Fund will implement the new investment strategy on or about September 30, 2011 and the name of the Fund will be changed to Dynamic Canadian Equity Income Fund.  Pursuant to the new investment strategy, the Fund will invest primarily in dividend or distribution paying Canadian equity securities and real estate investment trusts (“REITs”), as well as in other types of Canadian equity securities, including limited partnerships and master limited partnerships (“MLPs”).

Risks:    A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.  The Fund may purchase Canadian and U.S. equity REITs, which own and manage property, and Canadian and U.S. mortgage REITs, which purchase mortgages and may also borrow money from banks to lend again at higher interest rates.  Some REITs also originate loans or develop properties.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry.  REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

The risks of investing in MLPs are generally those involved in investing in a partnership as opposed to a corporation.  Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation.  However, MLP investors typically have no personal liability, similar to a corporation’s shareholders.  MLPs allow for pass-through income, meaning that they are not subject to corporate income taxes.  Instead, owners of an MLP are personally responsible for paying taxes on their allocable portion of the MLP’s income, gains, losses, and deductions.  MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis.  Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital for federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies.  Investments in units of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  As a result, MLPs will be susceptible to adverse economic or regulatory occurrences affecting these sectors.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

The changes to the Fund’s name, investment objective and investment strategy described in this Proxy Statement, including the proposed change to the Fund’s investment limitation on industry concentration, were approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on July 21, 2011.  In reaching their decision to approve the change to the Fund’s fundamental investment limitation on industry concentration, the Trustees reviewed information about the change and its expected impact on the Fund.  The Trustees considered, among other things, whether the change would be in the best interests of the Fund and its shareholders.

Based on the foregoing, the Board of Trustees recommends that Fund shareholders vote FOR approval of the proposed change to the Fund’s fundamental investment limitation on industry concentration as set forth in the Proposal above.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to vote with respect to the Proposal at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were: 79,328.679 issued and outstanding Shares of the Fund.

Required Vote and Voting Information.  The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business with respect to the Fund at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.  Broker “non-votes” are  proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Other Matters.  No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Portfolio’s Shares.  The beneficial owners of more than 5% of the outstanding Shares of the Fund as of the Record Date are as follows:

Name and Address of Owner	Number of Shares	Percentage of Fund

DundeeWealth US, LP 1160 W Swedesford Road Suite 140 Berwyn, PA 19312-1081	64,007.587	80.69%

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	15,100.464	19.04%

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and Officers owned, in aggregate, less than 1% of the Fund.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s administrator and Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the Trust’s principal underwriter.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board.  Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable.  The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s Agreement and Declaration of Trust, to the extent required by the 1940 Act, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  August 23, 2011

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
P.O. BOX 9112		EVERY SHAREHOLDERS VOTE IS IMPORTANT.
FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.
		For	Against	Abstain

1. To approve a change to the Fund’s fundamental investment limitation on industry concentration.		☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED AUGUST 23, 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

DYNAMIC INFRASTRUCTURE FUND
A SERIES OF DUNDEEWEALTH FUNDS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 16, 2011

This Proxy is solicited on behalf of the Board of Trustees of the DundeeWealth Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Fund (the “Fund”). The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on September 16, 2011, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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